2008 EEI Presentation November 9-12, 2008 Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC). In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-
term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely driven by natural gas prices; any decrease in market heat rates as the long-term hedging program does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations under a long-term hedge agreement or the facility, as applicable; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging
program.
In addition, the forward-looking statements in this presentation regarding the on-line dates for the company’s new generation plants could be affected by, among other things, EFH Corp.’s ability to timely manage the construction of the new plants, labor strikes or labor or materials shortages, and any unexpected judicial rulings with respect to the plants’
construction permits.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

Energy Future Holdings Businesses
1,514 416 Capex
31,979 31,979 Debt
2,564 995 Adjusted EBITDA
YTD 08 Q3 08
2,179 615 Capex
43,903 43,903 Debt
3,596 1,402 Adjusted EBITDA
YTD 08 Q3 08
EFH’s three distinct businesses each have their own value drivers, as does EFH, parent of Oncor and TCEH.
Texas Competitive Electric Holdings
Company LLC (“TCEH”)
Ring-fenced
654 189 Capex
5,385 5,385 Debt
1,021 405 Adjusted EBITDA
YTD 08 Q3 08
1 See Appendix for Regulation G reconciliations and definition.
1
1
1

2
nd
largest non-regulated
electric generator in US
Largest lignite/coal and
nuclear baseload
generation fleet in Texas
Low-cost lignite reserves
Largest T&D utility in
Texas
High-growth service
territory
Constructive regulatory
conditions
Largest retail
electricity  provider in
Texas
15 consecutive months
of residential customer
growth
The #1 transmission and distribution utility, retail electricity provider and power generator in Texas.
EFH Corp. Overview

Oncor Overview
Value Drivers
Business Profile
Oncor focuses on maintaining safe operations, achieving a high level of reliability, minimizing service interruptions and investing in its transmission and distribution infrastructure to serve a growing customer base.
6    largest US transmission & distribution
company
Top quartile costs and reliability
No commodity position
Investing in advanced meters and smart grid
technology
$2.3 billion CREZ investment filing subject to
PUC approval
Supportive regulatory environment
11.25% authorized ROE (10.75% requested)
Expedited cap ex recovery (transmission
and AMS)
High growth capital expenditure (rate base)
Top quartile operating costs per customer
Strong demand growth
Top quartile reliability (SAIDI) and safety
62
65
66
68
69
70
71
73
74
75
62
2006A 2007A 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Source: ERCOT
Capital expenditure commitments
08E–12E;
$ billions
Projected peak demand growth exceeds US
average by 19%
1
Minimum capital spending of $3.6 billion over a five-year period; CREZ investment filing subject to PUC approval and based on PUC estimates.
0.7
3.6
T&D AMS CREZ Total
2.3
6.6
1
th

Oncor has filed to invest ~$2.3 billion over
next 5 years on new transmission lines…
…to support the continued buildout of
wind capacity in Texas
Oncor Wind Infrastructure
Oncor is an industry leader in investing
to support key renewable energy resources.

Oncor Demand-Side Management
Oncor is leading the largest smart-meter deployment in the US with an initiative to have 3.1 million meters connected by 2012
With strong encouragement from the
PUC, Oncor expects to earn an attractive
rate of return on its investment
Customer monitoring of consumption
“Smart” appliances
Dynamic pricing
Oncor is an industry leader in demand-side management initiatives.
Oncor to deploy ~$690 million of capital
for smart meters…
…that will enable key DSM initiatives

Oncor Key Initiatives
AMS
Full deployment of Advanced Meters expected by 2012
Capital investment of ~$690 million
Recovery through monthly surcharge over 11 years
($2.21 per month for average residential customer)
Plan approved by the PUC in August 2008
Rate Case
June 2008 filing required as part of merger-related settlement with PUC
Filing supports a $253 million increase in rates
Hearings expected to begin in January 2009 with final order projected no earlier than June 2009
CREZ
Oncor jointly filed to build CREZ transmission facilities in September 2008
Joint applicants include Oncor, AEP North, AEP Central, Electric Transmission
Texas, LCRA, Sharyland, Texas-New Mexico Power Company and South Texas
Electric Co-op
Oncor’s estimated portion of CREZ buildout pursuant to its application is approximately $2.3 billion based on ERCOT estimates
Hearings expected to begin in December 2008 with final order expected by
February 2009

TXU Energy Overview
TXU Energy is the leading electricity retailer in the ERCOT market.
Value Drivers
Brand recognition
• 9/30/08 Residential market share of 37%
• 9/30/08 Business market share of 26%
Balance Sheet
• Risk management and capital structure
Back Office
• Latest CRM/marketing technology (ROMP)
Margins (5–10% net)
Strong brand recognition
Innovative products and services
Committed to Low Income Assistance and Energy Aid
1.9
1.5
0.9
0.3
0.2
0.2
TXU Energy RRI Direct
Energy
Stream
Energy
First Choice Gexa
Source: KEMA, latest available company filings, TXU Energy estimates.
Business Profile
Residential customers/meters
At 9/30/08; millions
Sources: NERC, ERCOT
1.6
1.9
US Average ERCOT
19%
Projected annual demand growth
06A-16E, US avg. and ERCOT; CAGR
TXU Energy total residential customers
02-07, 9/30/08; end of period, thousands
2,477
2,207
2,145
1,982
1,871 1,875
1,927
2002 2003 2004 2005 2006 2007 Sept. 30, 2008
Merger Closed
TXU Energy has invested to create a new public image,
successfully reversing residential market share decline.

6%
66%
28%
Luminant Overview
Business Profile
Generation
Baseload around-the-clock assets that
dispatch at low heat rate levels
~2,200 MW of capacity under construction
Low-cost lignite reserves - Luminant mines
~20 million tons of lignite annually
Liquidity-light natural gas hedging program
intended to provide cash flow protection
Voluntary SO
2
and NO
x
emission reduction
program will reduce emissions below US
averages
Potential Comanche Peak expansion through
Mitsubishi partnership may provide low-cost
growth option
11%
50%
28%
11%
Coal
Gas
Nuclear
Generating capacity
2008 ; MW
Total generation
2008 ; GWh
1
Includes 1,329 MW of mothballed gas plants and 2,181 MW of new coal-fueled generation under construction that is expected to come online in 2009 and 2010.
2
At 9/30/08 or 12 months ended 9/30/08.
3
Does not include purchased power.
4
Lignite and PRB costs represent cash costs adjusted for emissions and market PRB prices for coal commodity, and therefore do not represent actual costs incurred by Luminant.
20,546 MW
69,842 GWh
New Build-Coal
Wholesale power prices
Safety
Baseload reliability
Mining operations
Fuel costs
O&M costs
Operational excellence/continuous improvement
Stable competitive market
Value Drivers
1.96
1.51
Lignite Delivered
PRB
3.14
1.70
Lignite Delivered
PRB
Lignite/coal vs. PRB fuel cost
4
05-07 Average; $/MMBtu 13E; $/MMBtu
1
2
3
2

Luminant Generation And Capacity Factors
19,605
18,821
19,795
18,371
Lignite/coal production and capacity factors
GWh and percent
Nuclear production and capacity factors
GWh and percent
45,894
46,494
45,579 45,933
Luminant’s baseload plants continue to perform at consistently high levels.
90.9
89.4
89.1
89.8
93.5
97.1
98.8
91.5
2005 2006 2007
LTM
9/30/08 2005 2006 2007
LTM
9/30/08

Luminant’s Solid-Fuel Development Program Progressing
Sandow Unit 5
Rockdale, Texas
Oak Grove Steam Electric Station
Robertson County, Texas
~65% Percent complete at 9/30/08
1
TX Lignite Primary fuel
Late 2009/Mid 2010 Commercial operation date
1,600 MW Estimated net capacity
~75% Percent complete at 9/30/08
1
TX Lignite Primary fuel
Mid 2009 Commercial operation date
581 MW Estimated net capacity
Luminant’s construction of three new lignite-fueled generating units continues to track on time and on budget with the majority of the costs fixed.
1 Estimates related to construction only. Design and procurement are essentially complete.

Luminant is Pursuing the Construction of a
Next-Generation Nuclear Facility
HEAVY INDUSTRIES, LTD.
…partnering with
…partnering with
a world-class
a world-class
equipment provider…
equipment provider…
Luminant filed a combined construction and operating license application (COLA) with the Nuclear
Regulatory Commission and part 1 of its loan guarantee application with the Department of Energy for two new nuclear generation units, having approximately 1,700 MW (gross) each, at its existing
Comanche Peak nuclear generation site.
Luminant is…
…
…
and leveraging existing
and leveraging existing
site, water rights, and
site, water rights, and
leadership team.
leadership team.

EFH Corp. Debt Structure
1 Summary diagram excludes subsidiaries of EFH that are not subsidiaries of Energy Future Intermediate Holding Company or Energy Future Competitive Holdings Company, including TXU Receivables Company, which buys receivables from TXU Energy and sells undivided interest in such receivables under the TXU receivables program.  The existing debt amount for EFH includes a financing lease of an indirect subsidiary of
EFH not included in the diagram above.
2 Includes Deposit Letter of Credit Facility of $1,250 million that is shown as debt on TCEH’s balance sheet offset by $1,250 million of restricted cash.
3 Includes securitization bonds issued by Oncor Electric Delivery Transmission Bond Company LLC
Investor Group
EFH
$1.9 billion existing debt
Guarantor of $4.5 billion EFH Notes
$5.4 billion of debt
Energy Future
Intermediate
Holding
Company
Energy Future
Competitive
Holdings
Company
TCEH
Oncor Electric
Delivery Holdings
Ring-fenced entities
Guarantor of $11.25 billion TCEH/EFH Notes
Guarantor of TCEH Sr. Secured Facilities and
Commodity Collateral Posting Facility (CCP)
$0.1 billion of existing debt
Guarantor of $6.8 billion Cash Pay and
PIK Toggle TCEH Notes
Guarantor of TCEH Sr. Secured Facilities
and CCP
$6.8 billion Cash Pay/PIK Toggle TCEH Notes
$22.6 billion Sr. Secured Facilities
~20%
Minority
Investor
$4.5 billion Cash Pay/PIK Toggle EFH Notes
$1.7 billion of other debt
As of September 30, 2008
1
$1.0 billion of CCP
Debt Outstanding ($ billions)
EFH $   6.4
EFCH 0.1
TCEH 32.0
Non-regulated 38.5
Oncor 5.4
Total debt 43.9
Cash and cash equivalents (2.2)
Restricted cash (1.3)
Net debt   $40.4
3
2

EFH Corp. Liquidity Management
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated ongoing liquidity needs, but will continue to monitor dislocated market conditions to ensure financial flexibility.
EFH Corp. (excluding Oncor) available liquidity
As of 10/31/08; $ millions
1 Includes cash and cash equivalents as well as $242 million of similar investments in U.S. government securities that are in the process of liquidation.
2 Cash borrowings of $1.250 billion were drawn on this facility at the closing of the Merger and have been retained as restricted cash. Letters of credit are supported by the restricted cash.
3 Facility to be used for letters of credit and borrowings for general corporate purposes.
4 Facility to be used during the two-year period commencing on date of merger to fund expenditures for constructing certain new generation facilities and environmental upgrades of existing generation facilities, including previously incurred expenditures not yet funded under this facility.
5 Availability includes undrawn commitments from subsidiaries of Lehman Brothers Holdings Inc. (Lehman). As of October 31, 2008, undrawn amounts totaled approximately $134 million under the TCEH Revolving Credit Facility and approximately $14 million under the TCEH Delayed Draw Term Loan Facility. Availability under the TCEH Revolving Credit Facility and the TCEH Delayed Draw Term Loan Facility excludes approximately $35 million and $2 million, respectively, of requested draws by TCEH that have not been funded by the Lehman subsidiary as of October 31, 2008.
4,100
3,256
842
2,700
1,499
1,166
1,250
893
357
1,562
Facility Limit LOCs/Cash Borrowings Availability
Cash and Equivalents
TCEH Letter of Credit Facility
TCEH Revolving Credit Facility
TCEH Delayed Draw Term Loan Facility
1
2
5
3,927
5,648
8,050
3
4
•
In September and October, TCEH drew an
aggregate ~$2.3 billion of its Revolving
Credit Facility as a result of the credit crisis.
As of October 31, ~$1.0 billion had been
repaid due to improved credit market
conditions.
•
Lehman is a defaulting lender under the
TCEH Revolving Credit Facility.
•
On October 31, EFH Corp. and TCEH elected
to use the PIK feature of their respective
Toggle Notes to defer payment of ~$233
million of future interest payments to
replace the loss of the Lehman-related
liquidity and to provide additional financial
flexibility.
•
On November 5, EFH Corp. closed on the
sale of a minority interest in Oncor and
received proceeds of approximately $1.25
billion (net of closing costs).

EFH Corp. Debt Maturities
EFH Corp. annual long-term debt maturities
As of 9/30/08, 08-14 and thereafter; $ millions
Relatively low long-term debt maturities through 2013.
Oncor
2008 2009 2010 2011
50
340
354
901
1,015
951
20,399
16,918
19,381
7,819
6,099
3,000
1,018
283
650
700
299
EFH Corp./Other
TCEH
2012 2013 2014 Thereafter
1 Excludes borrowings under the TCEH Revolving Credit Facility maturing in 2013 , the short-term portion of the Commodity Collateral Posting Facility maturing in
2012, the Deposit Letter of Credit Facility maturing in 2014, Oncor Electric Delivery Transition Bonds, excess cash flow sweeps, and unamortized discounts and premiums.
1

Energy Future Holdings

ONCOR

TXU Energy

Luminant

EFH Corp. Stakeholder Commitments
Entity Entity Status Status Key Commitments Key Commitments
We are honoring our commitments to key stakeholders.
Create a Sustainable Energy Advisory Board (SEAB) to advise the company on environmental policies
Maintain employee compensation, health benefits and retirement programs through end of 2008
Voluntarily filed for PUC review of LBO with regard to Oncor
Minimum capital spending of $3.6 billion over a five-year period
Demand reduction program including an additional 5-year, $100 million investment in conservation and energy efficiency
Deliver 15% residential price cut to legacy PTB customers
Guarantee price protection against rising electricity costs through
December 2008 for those customers
Five-year commitment, through 2012, to invest $100 million in innovative energy efficiency and conservation approaches, including new tools for customers to manage their own electricity usage
Terminate eight planned coal-fueled units
Provide increased investment in alternative energy
Double wind energy purchases to 1,500 MW, and maintain status as the largest buyer of wind power in Texas

Energy Future Holdings

ONCOR

TXU Energy

Luminant

EFH Corp. Key Areas Of Focus
• On-time, on-budget completion of new coal plants and licensing of CP 3 & 4
• Continued operational and safety excellence at plants and mines
• Effective and efficient hedging program to secure cash flows
• Prudent implementation of $6 billion capital expenditure plan for Smart Grid, automated meters and wind transmission
• Continued top quartile operational, reliability and safety performance
• Timely, compliant regulatory filings
• Continued focus on profitable customer growth
• World class procurement and risk management
• Preparation for smart meter rollout and energy efficiency initiatives
• Financial discipline and cost management
• Continued focus on liquidity management
• Effective enterprise wide risk management

Appendix – Additional Slides and Regulation G Reconciliations

0
4
8
12
16
20
0 20 40 60 80
Cumulative GW
Luminant nuclear plant
Luminant lignite/coal plants
Luminant gas plants
Legend
Summer 2009 ERCOT supply stack - indicative
Luminant plants are typically on the “book-ends” of the supply stack.
ERCOT Supply Stack
Sources: ERCOT
and Energy Velocity ®, Ventyx.

ERCOT Average Daily Profile Of Load And Wind
0
10,000
20,000
30,000
40,000
50,000
60,000
0 4 8 12 16 20 24
Hour
Load
(G W)
0
200
400
600
800
1,000
1,200
1,400
1,600
Wind
Output
(MW)
Average
Load
Average
Wind Output
Sources: Cambridge Energy Research Associates, ERCOT.
ERCOT average daily profile of load and wind output
August 07; mixed measures

Texas Wind Additions
Source: Cambridge Energy Research Associates, Energy Velocity ®, Ventyx.
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
10,000
Pre-01 01 02 03 04 05 06 07 08E 09E 10E
CERA Forecast
RPS Target
of 2,880 MW
by 2009
RPS Target
of 5,880 MW
by 2015
CREZs
Designated
Cumulative wind capacity additions in Texas
Pre-01-10E; MW

ERCOT forecast reserve margins indicate new peaking or base load resources are required by 2013.
ERCOT resource mix
02A-13E; GW
ERCOT Capacity, Demand, Reserve Margin
02A-13E; GW
Reserve
Margin¹
Peak
Demand
Capacity
12%
70.2
78.7
2013
15% 15% 17% 17% 17% 15% 13% 15% 29% 26% 30%
68.8 67.7 66.4 65.0 62.2 62.2 62.3 60.2 58.5 60.0 56.0
78.8 77.9 77.9 75.7 72.5 71.8 70.5 69.4 75.3 75.6 72.7
2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002
50
60
70
80
02 03 04 05 06 07 08 09 10 11 12 13
Firm Load Forecast Resources Reserve Margin Requirement
Historical Forecast
ERCOT Capacity, Demand And Reserve Margin
1
(Resources – Firm Load Forecast) / Firm Load Forecast
Source: ERCOT

US Power Companies SO
2
And NO
x
Emissions
Source:  Energy Velocity ®, Ventyx
SO
2
emissions ranked by company
07; per unit (lbs/MWh)
NO
x
emissions ranked by company
07; per unit (lbs/MWh)
1.0
1.1
1.5
1.6
1.7
1.8
2.0
2.2
2.2
2.4
2.7
2.7
2.8
2.9
2.9
3.0
3.0
3.1
3.1
3.2
3.3
3.3
3.3
3.4
3.4
3.4
3.5
3.5
3.5
3.8
4.0
4.0
EFH with retrofit
CC
BB
AA
Z
EFH today
Y
X
W
V
U
T
S
R
Q
US average
P
O
N
M
L
K
J
I
H
G
F
E
D
C
B
A
4.2
4.4
4.7
4.7
4.7
5.2
5.3
5.7
6.3
6.4
6.5
7.5
7.6
8.1
8.2
8.4
8.6
9.1
9.4
10.0
10.7
10.7
10.9
11.3
11.4
12.7
14.3
14.4
15.2
18.5
19.4
20.6
CC
BB
AA
Z
Y
X
W
V
U
EFH with retrofit
T
S
R
Q
P
US average
O
N
M
L
K
J
EFH today
I
H
G
F
E
D
C
B
A
24%
67%
Voluntary SO2
and NO
x
emissions reduction program expected to reduce emissions below US averages.

BBB Baa3 BBB+ Oncor (Senior Secured)
BBB+
CCC
CCC
B+
CCC
CCC
B-
S&P
BBB- Baa3 Oncor (Senior Unsecured)
B- Caa1 TCEH (Unsecured)
B+ B3 TCEH (Senior Unsecured)
BB Ba3 TCEH (Senior Secured)
CCC+ Caa1 EFC Holdings (Senior Unsecured)
CCC+ Caa1 EFH Corp. (Unsecured)
B+ B3 EFH Corp. (Senior Unsecured)
Fitch Moody’s Debt Security
1 EFH Corp. Cash Pay Notes and EFH Corp. Toggle Notes.
2 TCEH Cash Pay Notes and TCEH Toggle Notes.
3
On November 3, 2008, following EFH Corp.’ s and TCEH’s election to exercise their PIK option with respect to their EFH Corp. and TCEH PIK Toggle Notes,
Moody’s changed the rating outlook for EFH Corp. and TCEH to negative from stable. Moody’s ratings outlook for Oncor was not affected by this action and remains stable.
Credit ratings for EFH Corp. and its subsidiaries
As of 11/03/08; rating agencies credit ratings
EFH Corp. Debt Ratings
2
1
3

Free cash flow and net debt
YTD 9/30/08; $ millions
Capital expenditures
6
Q3 08 and YTD 08; $ millions
EFH Corp. liquidity;
12/31/07 to 10/31/08; $ billions
EFH Corp. Cash Flow And Liquidity
47 Financing activities not reflected in change in net debt
45 Other investing activities
39,201 Net debt at 12/31/07
(1,222) Free cash flow
(1,193) Increase in net debt
(63) Non-cash changes in net debt
(2,179) Capital expenditures (including nuclear fuel)
40,394 Net debt at 9/30/08
957 Cash provided by operating activities
YTD 08 Description
650 187 Oncor
539
10
342
37
11
294
8
41
114
131
Q3 08
37 TCEH other
42 TXU Energy
1,215 Total Luminant
1,294 Total TCEH
114 Environmental retrofit program
24 Other
372 Existing fleet
1,954 Total capital expenditures
10 Corp. & other
705 New build
YTD 08 Description
1
See Appendix –
Regulation G Reconciliations for definition and reconciliation.
2
Includes capitalized interest of $225 million.
3
Excludes investment in money market fund of $242 million.
4
Includes cash provided by common stock transactions of $33 million and a commodity contract deemed to have a significant financing component under GAAP of $33 million, net of debt discounts and issuance costs of $(19) million.
5
Principally amortization of debt fair value adjustment due to purchase accounting.
6
Excludes capitalized interest of $76 million for Q3 08 and $225 million for YTD 08.
0.2
(1.0)
4.7
3.9
12/31/07 Available
Liquidity
Delayed Draw Term
Loan Facility
PCRBs 10/31/08 Available
Liquidity
286 Oncor
(200) EFH Corp. Senior Notes Series C
(123) TCEH Initial Term Loan Facility
226 All other
1,004 Delayed Draw Term Loan Facility
40,394 Net debt at 9/30/08
39,201 Net debt at 12/31/07
YTD 08 Description
Net debt¹
reconciliation
12/31/07 to 9/30/08; $ millions
1
2
3
4
5

Financial Definitions
Debt less cash and cash equivalents, investments held in a money market fund and restricted cash. Net Debt (non-GAAP)
Generally accepted accounting principles GAAP
Income (loss) from continuing operations before interest expense and related charges, income tax expense (benefit)
and depreciation and amortization.
EBITDA
(non-GAAP)
Long-term debt, including amounts due currently, and short-term borrowings . Debt (GAAP)
EBITDA adjusted to exclude interest income, non-cash items, unusual items and other adjustments allowable under the EFH Corp. Senior Notes bond indenture. Adjusted EBITDA plays an important role in respect of certain covenants contained in the EFH Corp. Senior Notes. Adjusted EBITDA is not intended to be an alternative to net income as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements. Because not all companies use identical calculations, EFH Corp.’s presentation of Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Definition Measure

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation
Q3 08, Q3 07, YTD 08 and YTD 07
$ millions
1 - - -
Equity losses of unconsolidated affiliate engaged in broadband over power lines
- 1 - 1 Severance expense
23 24 10 14 Non-cash compensation expenses (FAS 123R)
(24) - (13) - Income from discontinued operations, net of tax effect
28 22 10 9 Losses on sale of receivables
- 325 - 80 Purchase accounting adjustments
812 512 17 503 Impairment of assets and inventory write down
(53) (22) (18) (9) Interest income
50 55 20 20 Amortization of nuclear fuel
703 221 (479) (6,142) Unrealized net (gain) or loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
(995) (1,088) (393) (429) Oncor EBITDA
251 213 75 78 Oncor distributions/dividends
644 2,505 226 831 Interest expense and related charges
1,933
209
506
992
Q3 07
2,277
1,217
(462)
(983)
YTD 08
615 3,617 Net income (loss)
212 2,001 Income tax expense (benefit)
612 431 Depreciation and amortization
2,083 6,880 EBITDA
YTD 07 Q3 08 Description
Note: Table and footnotes to this table continue on following page
1
2
3
4

Table 1: EFH Corp. Adjusted  EBITDA Reconciliation (continued from previous page)
Q3 08, Q3 07, YTD 08 and YTD 07
$ millions
15 38 3 14 Transition and business optimization costs
5
87 44 10 18 Transaction and merger expenses
6
4 100 - - Expenses incurred to upgrade or expand a generation station
8
1,458
321
1,137
(38)
Q3 07
3,596
842
2,754
32
YTD 08
(33) 26 Restructuring and other
7
3,712 1,402 Adjusted EBITDA per Restricted Payments Covenants
760 339 Add back Oncor adjustments
2,952 1,063 Adjusted EBITDA per Incurrence Covenant
YTD 07 Q3 08 Factor
1 Purchase accounting adjustments include amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts and power purchase agreements and the stepped up value of nuclear fuel. Also included are certai
n credits not recognized in net income due to purchase accounting.
2 Impairment of assets includes the impairment of emission allowances
(SO2
and NO
X
) and charges related to the impairment of assets and
transportation and storage of materials related to canceled coal-fueled generation facilities.
3 Non-cash compensation expenses exclude capitalized amounts.
4 Severance expense includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Transition and business optimization costs include professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
6 Transaction and merger expenses include costs related to the Merger, abandoned strategic transactions and a terminated joint venture.  Also include administrative costs related to the canceled program to develop coal-fueled generation facilities, the management fees paid to EFH
Corp.’s
owners
and costs related to certain growth initiatives
7 Restructuring and other includes a litigation accrual and a charge related to the Lehman bankruptcy. 2007 periods include credits related to impaired combustion turbine leases and other restructuring and non-recurring activities.
8 Expenses incurred to upgrade or expand a generation station reflect non-capital outage costs.

Table 2: TCEH Adjusted  EBITDA Reconciliation
Q3 08, Q3 07, YTD 08 and YTD 07
$ millions
12 30 - 12 Transition and business optimization costs
5
- 1 - 1 Severance expense
4
7 8 3 5 Non-cash compensation expenses (FAS 123R)
28 22 10 9 Losses on sale of receivables
- 290 - 68 Purchase accounting adjustments
- 502 - 500 Impairment of assets and inventory write down
(260) (45) (97) (20) Interest income
50 55 20 20 Amortization of nuclear fuel
703 221 (479) (6,142) Unrealized net (gain) or loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
310 1,756 117 581 Interest expense and related charges
1,676
84
501
974
Q3 07
1,347
827
(425)
(811)
YTD 08
1,180 3,629 Net income (loss)
529 2,010 Income tax expense (benefit)
245 296 Depreciation and amortization
2,264 6,516 EBITDA
YTD 07 Q3 08 Description
Note: Table and footnotes to this table continue on following page
1
2
3

Table 2: TCEH Adjusted  EBITDA Reconciliation (continued from previous page)
Q3 08, Q3 07, YTD 08 and YTD 07
$ millions
- 1 - (6) Transaction and merger expenses
6
4 100 - - Expenses incurred to upgrade or expand a generation station
8
1,096
(37)
Q3 07
2,564
32
YTD 08
(32) 32 Restructuring and other
7
2,776 995 Adjusted EBITDA
YTD 07 Q3 08 Factor
1 Purchase accounting adjustments include amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts and power purchase agreements and the stepped up value of nuclear fuel. Also included are certain credits not recognized in net income due to purchase accounting.
2 Impairment of assets includes the impairment of emission allowances (SO
2
and NO
X
) and charges related to the transportation and storage of
materials related to canceled coal-fueled generation facilities.
3 Non-cash compensation expenses exclude capitalized amounts.
4 Severance expense includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
5 Transition and business optimization costs include professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
6 Transaction and merger expenses include costs related to the Merger, abandoned strategic transactions and a terminated joint venture. Also include administrative costs related to the canceled program to develop coal-fueled generation facilities and costs related to certain growth initiatives.
7 Restructuring and other includes a litigation accrual and a charge related to the Lehman bankruptcy. 2007 periods include credits related to impaired combustion turbine leases and other restructuring and non-recurring activities.
8 Expenses incurred to upgrade or expand a generation station reflect non-capital outage costs.

5 1 2 -
Transaction and merger expenses3
3 1 - - Transition and business optimization costs
3 - 1 - Non-cash compensation expenses (FAS 123R)
- (33) - (10)
Purchase accounting adjustments1
6 1 2 - Losses on sale of receivables
995 1,087 393 427 EBITDA
233 229 79 80 Interest expense and related charges
353 370 120 128 Depreciation and amortization
145 179 70 80 Income tax expense (benefit)
(42) (34) (14) (12) Interest income
384
124
Q3 07
405
139
Q3 08
970 1,021 Adjusted EBITDA
264 309 Net income
YTD 07 YTD 08 Description
1 Purchase accounting adjustments include accretion of the reduction in value of certain regulatory assets as a result of purchase accounting.
2 Non-cash compensation expenses exclude capitalized amounts.
3 Transaction and merger expenses include costs related to the Merger and a terminated joint venture.
Table 3: Oncor Adjusted  EBITDA Reconciliation
Q3 08, Q3 07, YTD 08 and YTD 07
$ millions
2

Table 4: EFH Corp. Net Debt Reconciliation
As of September 30, 2008 and December 31,2007
$ millions
39,201 40,934 Net debt
(1,352) (1,351) Restricted cash
(281) (1,916) Cash and cash equivalents
- (242) Investments held in a money market fund
Less:
38,603 40,867 Long-term debt, less amounts due currently
1,718 2,620 Short-term borrowings
513 416 Long-term debt due currently
40,834 43,903 Total debt
12/31/07 9/30/08 Description